Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
17.	Supplemental Cash Flow Information

a) The changes in operating assets and liabilities for the years ended December 31, 2014, 2013, and 2012, are as follows:

	Year Ended December 31,
	2014	2013	2012
Accounts receivable	136,660	(77,837)	(132,873)
Prepaid expenses and other assets	(1,618)	(2,386)	19,741
Accounts payable	(17,643)	(10,877)	18,408
Accrued and other liabilities	(56,768)	155,284	(20,485)

	60,631	64,184	(115,209)

b)

Cash interest paid, including realized interest rate swap settlements, during the years ended December 31, 2014, 2013, and 2012, totaled $328.2 million, $282.4 million and $274.2 million, respectively. In addition, during the years ended December 31, 2014, 2013, and 2012, cash interest paid relating to interest rate swap amendments and terminations totaled $1.3 million, $36.0 million and $nil, respectively.

c)

During 2014, the Company took ownership of three VLCCs, which were collateral for all amounts owing under the investment in term loans, and the investment in term loans was concurrently discharged. The VLCCs had an estimated aggregate fair value of $222.0 million on this date, which approximated all the amounts owing under the investment in term loans. During the first quarter of 2014, second-hand vessel values for VLCCs increased and, as a result, the Company recognized $15.2 million of interest income owing under the investment in term loans in the first quarter of 2014. The assumption of ownership of the VLCCs and concurrent discharge of the loans has been treated as a non-cash transaction in the Company’s consolidated statement of cash flows.

d)

As described in Note 3c, during 2014, Teekay LNG acquired BG’s ownership interest in the BG Joint Venture. As compensation, Teekay LNG assumed BG’s obligation (net of an agreement by BG to pay Teekay LNG approximately $20.3 million) to provide shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery dates pursuant to a ship construction support agreement. The estimated fair value of the assumed obligation of approximately $33.3 million was used to offset the purchase price and Teekay LNG’s receivable from BG and was treated as a non-cash transaction in the Company’s consolidated statement of cash flows.

e)

During 2014, Teekay LNG acquired an LPG carrier, the Norgas Napa, from Skaugen for $27.0 million, of which $21.6 million was paid in cash upon delivery and the remaining $5.4 million is an interest-bearing loan to Skaugen.

f)

As described in Note 10, during 2014 and 2013 the sales of the Tenerife Spirit, Huelva Spirit, and Algeciras Spirit conventional tankers resulted in the vessels under capital leases being returned to the owner and the capital lease obligations being concurrently extinguished. Therefore, the sales of the Algeciras Spirit and Huelva Spirit under capital lease of $56.2 million in 2014 and the sale of the Tenerife Spirit under capital lease of $29.7 million in 2013 and the concurrent extinguishment of the corresponding capital lease obligations of $56.2 million in 2014 and $29.7 million in 2013 were treated as non-cash transactions in the Company’s consolidated statements of cash flows.

g)

During 2013, Teekay LNG acquired two LNG carriers from Awilco for a purchase price of $205.0 million per vessel. The upfront prepayment of charter hire of $51.0 million (inclusive of a $1.0 million upfront fee) per vessel was used to offset the purchase price and was treated as a non-cash transaction in the consolidated statements of cash flows.

h)

During 2014, the portion of dividends declared by the Teekay Tangguh Joint Venture that was used to settle the advances made to BLT LNG Tangguh Corporation and P.T. Berlian Laju Tanker of $14.4 million was treated as a non-cash transaction in the consolidated statements of cash flows.